                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY


                    AMENDMENT No. 1 dated as of December 19, 2002 (this
               "AMENDMENT"), to the CREDIT AGREEMENT, dated as of November 28, 2001, as amended and restated as of April 10, 2002 (the "CREDIT AGREEMENT"), among SALT HOLDINGS CORPORATION, COMPASS MINERALS GROUP, INC., SIFTO CANADA INC., SALT UNION LIMITED, the LENDERS from time to time party thereto, JPMORGAN CHASE BANK, as Administrative Agent, JPMORGAN BANK CANADA, as Canadian Agent, and CHASE MANHATTAN INTERNATIONAL LIMITED, as UK Agent.

          A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

          B. Holdings has requested that the Lenders agree to amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein to permit Holdings Discount Note Offerings and the refinancing of the New Holdings Discount Notes with Permitted Holdings Refinancing Indebtedness.

          C. The undersigned Lenders are willing to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

          D. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement, as amended hereby.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

          SECTION 1. AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

          (a) by amending the definition of the term "CONSOLIDATED INTEREST EXPENSE" to insert immediately after the words "Holdings Shareholder Subordinated Notes" in clause (c) thereof:

          , PLUS (d) the aggregate amount of all cash Dividends paid by the US Borrower to Holdings for such period pursuant to Section 7.06(k) to the extent such Dividends were used to make cash interest payments on (or pay cash liquidated damages in respect of) any outstanding New Holdings Discount Notes or Permitted Holdings Refinancing Indebtedness;

          (b) by amending the definition of the term "DOCUMENTS" to insert immediately after clause (g) thereof the phrase ", (h) the New Holdings Discount Notes Documents, (i) the Permitted Holdings Refinancing Documents" and relettering clause (h) thereof as clause (j); and

          (c) by inserting the following definitions in the appropriate alphabetical order:

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          "EXCHANGE NEW HOLDINGS DISCOUNT NOTES" shall mean senior unsecured notes of Holdings that are substantially identical securities to Initial New Holdings Discount Notes issued pursuant to a Holdings Discount Note Offering, which Exchange New Holdings Discount Notes shall be issued pursuant to an exchange offer that is registered under the Securities Act for such Initial New Holdings Discount Notes under the New Holdings Discount Notes Indenture. In no event will the issuance of any Exchange New Holdings Discount Notes (i) increase the accreted value of the New Holdings Discount Notes outstanding as of such date, (ii) increase the aggregate principal amount at maturity of the New Holdings Discount Notes then outstanding or (iii) otherwise result in an increase in the interest rate applicable to the New Holdings Discount Notes.

          "HOLDINGS DISCOUNT NOTE OFFERING" shall mean the consummation from time to time of the following transactions: (a) the sale by holders of shares of Initial Preferred Stock of all or a portion of the shares of Initial Preferred Stock outstanding as of December 19, 2002, to the purchasers specified in the purchase agreement relating to an offer and sale of New Holdings Discount Notes; (b) the exchange by such purchasers of the shares of Initial Preferred Stock sold pursuant to clause (a) above for Discount Notes pursuant to the terms of the Initial Preferred Stock; (c) the exchange by such purchasers of the Discount Notes received upon the exchange described in clause (b) above for Initial New Holdings Discount Notes having an accreted value as of the date of the issue thereof equal to the accreted value as of such date of such Discount Notes; (d) to the extent provided for in such purchase agreement, the offer and sale by such purchasers of such Initial New Holdings Discount Notes in an offering exempt from registration under the Securities Act; (e) subsequent to a sale of such Initial New Holdings Discount Notes as described in clause (d) above the exchange of such Initial New Holdings Discount Notes for Exchange New Holdings Discount Notes having an accreted value as of the date of the consummation of such exchange equal to the accreted value as of such date of such Initial New Holdings Discount Notes pursuant to an exchange offer pursuant to a registration statement under the Securities Act; and (f) the payment by Holdings of transaction costs incurred by it in connection with the foregoing transactions.

          "INITIAL NEW HOLDINGS DISCOUNT NOTES" shall mean senior unsecured notes of Holdings issued pursuant to a Holdings Discount Note Offering under the New Holdings Discount Notes Indenture and not guaranteed or supported in any way by any Subsidiary of Holdings.

          "NEW HOLDINGS DISCOUNT NOTES" shall mean all outstanding Initial New Holdings Discount Notes not surrendered pursuant to an exchange offer and all outstanding Exchange New Holdings Discount Notes.

          "NEW HOLDINGS DISCOUNT NOTES DOCUMENTS" shall mean the New Holdings Discount Notes, the New Holdings Discount Notes Indenture and all other documents executed and delivered with respect to the New Holdings Discount Notes or New Holdings Discount Notes Indenture, as in effect on the date Initial New Holdings Discount Notes are first sold pursuant to a Holdings Discount Note Offering and as the same may thereafter be amended, modified or supplemented from time to time in accordance with the requirements hereof and thereof.

          "NEW HOLDINGS DISCOUNT NOTES INDENTURE" shall mean the Indenture, to be dated as of the date Initial New Holdings Discount Notes are first sold pursuant to a Holdings Discount Note Offering, between Holdings and The Bank of New York, as in effect on such date and as thereafter amended, modified or supplemented from time to time in accordance with the requirements hereof and thereof.

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          "PERMITTED HOLDINGS REFINANCING DOCUMENTS" shall mean all notes evidencing Permitted Holdings Refinancing Indebtedness, any indenture or other agreement governing the terms of the Permitted Holdings Refinancing Indebtedness and all other documents executed and delivered with respect to the foregoing documents, as in effect on the date the Permitted Holdings Refinancing Indebtedness is first incurred and as the same may thereafter be amended, modified or supplemented from time to time in accordance with the requirements hereof and thereof.

          "PERMITTED HOLDINGS REFINANCING INDEBTEDNESS" shall mean Indebtedness of Holdings issued or given in exchange for, or all the proceeds of which are used to refinance, all of the then-outstanding New Holdings Discount Notes, so long as (a) such Indebtedness has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the New Holdings Discount Notes, (b) such refinancing does not (i) increase the amount of such Indebtedness outstanding immediately prior to such refinancing or (ii) add guarantors, obligors or security different from those which applied to the New Holdings Discount Notes and (c) all other terms of such refinancing (including with respect to the amortization schedules, redemption provisions, maturities, covenants, defaults, remedies and cash interest payment provisions), are not, taken as a whole, materially less favorable to Holdings and its Subsidiaries than those previously existing with respect to the New Holdings Discount Notes.

          SECTION 2. AMENDMENT TO SECTION 6.19. Section 6.19 of the Credit Agreement is hereby amended and restated as follows:

          SECTION 6.19. SELLER NOTE, DISCOUNT NOTES AND NEW HOLDINGS DISCOUNT NOTES. Holdings will pay (a) all interest on the Seller Note and any Discount Notes, (b) during the period commencing on the date of the initial issuance by Holdings of Initial New Holdings Discount Notes and ending on December 15, 2007, all interest on (and any liquidated damages in respect of) the New Holdings Discount Notes and (c) during the period specified in the Permitted Holdings Refinancing Documents, which period shall in no event end prior to December 15, 2007, all interest on (and any liquidated damages in respect of) the Permitted Holdings Refinancing Indebtedness solely through accretion of additional principal or the issuance of additional Seller Notes, Discount Notes, New Holdings Discount Notes or notes evidencing Permitted Holdings Refinancing Indebtedness, as applicable, rather than in cash.

          SECTION 3. AMENDMENT TO SECTION 7.01. Section 7.01 of the Credit Agreement is hereby amended by inserting the phrase ", under the definition of Holdings Discount Note Offering or as necessary to permit the incurrence of the Permitted Holdings Refinancing Indebtedness" at the end of clause (c) thereof before the period

          SECTION 4. AMENDMENT TO SECTION 7.04. Section 7.04 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (n) thereof replacing the period at the end of clause (o) thereof with a semicolon and inserting at the end of such Section:

          (q) on and after the date on which any Discount Notes are exchanged for Initial New Holdings Discount Notes in accordance with the definition of Holdings Discount Note Offering, unsecured Indebtedness of Holdings under the New Holding Discount Notes issued in accordance with the terms of the definition of Holdings Discount Note Offering PLUS the amount of any accretions of principal on the New Holdings Discount Notes after the date of the issue thereof in accordance with the terms of such New Holdings Discount Notes LESS the amount of any repayments of principal thereof after the Initial Borrowing Date; and

          (r) Permitted Holdings Refinancing Indebtedness, so long as no Default or Event of Default is in existence at the time of any incurrence thereof and immediately after giving effect thereto.

          SECTION 5. AMENDMENT TO SECTION 7.06. Section 7.06 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (i) thereof, replacing the period at the end of clause (j) thereof with ";"and inserting at the end of such Section:

          (k) after December 15, 2007, the US Borrower shall be permitted (not more than two Business Days prior to the date on which Holdings shall be obligated to make each such cash interest payment or payment of cash liquidated damages, as applicable) to pay cash Dividends to Holdings in an amount not in excess of each regularly scheduled cash interest payment on (or payment of cash liquidated damages in respect of) the New Holdings Discount Notes pursuant to the terms thereof, as applicable, or each regularly scheduled cash interest payment on (or payment of cash liquidated damages in respect of) the Permitted Holdings Refinancing Indebtedness, as applicable; PROVIDED that (i) on a Pro Forma Basis and after giving effect to such payment of cash Dividends to Holdings, the Adjusted Senior Leverage Ratio is less than or equal to 1.75:1.0 and (ii) at the time of such payment of cash Dividends and also after giving effect thereto there exists no Default or Event of Default; and

          (1) the US Borrower shall be permitted to pay cash Dividends to Holdings in an amount not to exceed $5,000,000 in the aggregate for all Holdings Discount Note Offerings and the incurrence of the Permitted Holdings Refinancing Indebtedness solely for the purpose of permitting Holdings to pay, as incurred, transaction costs incurred by Holdings in connection with Holdings Discount Note Offerings and the incurrence of the Permitted Holdings Refinancing Indebtedness.

          SECTION 6. AMENDMENT TO SECTION 7.07. Section 7.07 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (i) thereof, replacing the period at the end of clause (j) thereof with "; and" and inserting at the end of such Section the phrase "(k) the payment by Holdings to unaffiliated third parties of customary transaction costs in connection with Holdings Discount Note Offerings and the incurrence of Permitted Holdings Refinancing Indebtedness, the performance by Holdings of its obligations under any customary purchase agreement entered into in connection with a Holdings Discount Note Offering and the performance by Holdings of its obligations under any customary registration rights agreement entered into in connection with a Holdings Discount Note Offering involving an offering of Initial New Holdings Discount Notes pursuant to Rule 144A under the Securities Act" before the period.

          SECTION 7. AMENDMENT TO SECTION 7.12. Section 7.12 of the Credit Agreement is hereby amended by:

          (a)  amending and restating clause (b) thereof as follows:

                    (b) make or permit any Unrestricted Subsidiary to make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption, repurchase or acquisition for value of (including, without limitation, by way of entering into any Synthetic Purchase Agreement with respect thereto or depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due), or any prepayment or redemption as a result of any asset sale, excess cash flow recapture, exit event (in the case of the Seller Note, the Initial Preferred Stock and any Discount Notes), change of control or similar event of, the Seller Note, the Initial Preferred Stock, any Discount Note, any Senior Subordinated Note (except, in the case of the Senior Subordinated Notes, through the issuance of Exchange Senior Subordinated Notes as contemplated in the definition of Senior Subordinated Notes and consistent with the requirements of the definition of Exchange Senior Subordinated Notes), any Additional Senior Subordinated Notes, any Permitted Subordinated Refinancing Indebtedness, any Permitted Subordinated Indebtedness, any Permitted Holdings Refinancing Indebtedness or any New Holdings Discount Notes (except, in the case of the Initial New Holdings Discount Notes, through the issuance of Exchange New Holdings Discount Notes as contemplated in the definition of Holdings Discount Note Offering and consistent with the requirements of the definition of Exchange New Holdings Discount Notes); PROVIDED that, so long as no Default or Event of Default then exists or would result therefrom, (i) any Senior Subordinated Notes may be refinanced with Permitted Subordinated Refinancing Indebtedness,
               (ii) the US Borrower may repurchase the Senior Subordinated Notes, the Additional Senior Subordinated Notes and the Permitted Subordinated Refinancing Indebtedness on the open market, in an aggregate Principal Amount for all purchases made pursuant to this clause (ii) not to exceed $20,000,000, so long as the Adjusted Total Leverage Ratio is less than or equal to 2.75:1.0 on the last day of the Test Period most recently ended prior to the consummation of the respective repurchase (as set forth in the officer's certificate most recently delivered pursuant to
               Section 6.01(e)), (iii) Initial Preferred Stock may be exchanged for Discount Notes pursuant to the terms of such Initial Preferred Stock, (iv) Discount Notes may be exchanged for Initial New Holdings Discount Notes in accordance with clause (c) of the definition of Holdings Discount Note Offering and (v) the New Holdings Discount Notes may be refinanced with Permitted Holdings Refinancing Indebtedness;.

          (b)  amending and restating clause (d) thereof as follows:

                    (d) amend or modify, or permit the amendment or modification of, any provision of the Seller Note, any Initial Preferred Stock, any Discount Note (except for an amendment of the indenture relating to the Discount Notes to the extent necessary to permit the exchanges contemplated by clause (c) of the definition of Holdings Discount Note Offering, which amendment shall be reasonably satisfactory to the Administrative Agent), any Senior Subordinated Note Document, any New Holdings Discount Notes Document, any Permitted Holdings Refinancing Document, the Canadian Intercompany Note or the UK Intercompany Note, except for any such amendment or modification that could not reasonably be expected to be adverse to the interests of the Lenders in any material respect and that is expressly agreed to in writing by the Administrative Agent;.

          SECTION 8. AMENDMENT TO SECTION 7.14. Section 7.14 of the Credit Agreement is hereby amended by deleting the word "and" after clause (xiii) thereof and inserting the phrase ", (xv) the New Holdings Discount Notes Documents and (xvi) the Permitted Holdings Refinancing Documents" at the end of such Section before the period.

          SECTION 9. AMENDMENT TO SECTION 8.11. Section 8.11 of the Credit Agreement is hereby amended and restated as follows:

          SECTION 8.11. REMEDIES BLOCKAGE. Any holder of any Seller Note, shares of Initial Preferred Stock, Discount Notes, New Holdings Discount Notes or Permitted Holdings Refinancing Indebtedness shall take any action to cause the Indebtedness or any other obligations in respect thereof to become due and payable, institute any legal proceedings (including any involuntary bankruptcy proceeding) against Holdings or otherwise to enforce or collect upon the Indebtedness or any other obligations in respect thereof or take any other action to enforce such holder's remedies with respect thereto;

          SECTION 10. AGENT. Holdings agrees that the Initial New Holdings Discount Notes shall have (a) terms consistent with those specified in the definition of the term "INITIAL NEW HOLDINGS DISCOUNT NOTES", (b) terms consistent with those specified on Exhibit A to this Amendment and (c) such other terms as may be reasonably satisfactory to the Administrative Agent.

          SECTION 11. REPRESENTATIONS AND WARRANTIES. Each of Holdings and each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

          (a) This Amendment has been duly authorized, executed and delivered by each of Holdings and each Borrower and constitutes a legal, valid and binding obligation of each of Holdings and each Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (b) Neither the execution, delivery or performance by any of Holdings or any Borrower of this Amendment, nor compliance by any of Holdings or any Borrower with the terms and provisions hereof, nor the consummation of a Holdings Discount Note Offering, (i) will contravene any material provision of any applicable law, statute, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, (ii) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Holdings or any Borrower or any of their respective Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement or instrument to which Holdings or any Borrower or any of their respective Subsidiaries is a party or by which Holdings or any Borrower or any of their respective Subsidiaries or any of property or assets of Holdings or any Borrower or any of their respective Subsidiaries are bound or to which Holdings or any Borrower or any of their respective Subsidiaries may be subject or (iii) will violate any provision of the certificate or articles of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, of Holdings or any Borrower or any of their respective Subsidiaries.

          (c) The representations and warranties of each of Holdings and each Borrower set forth in the Credit Documents are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

          (d) Immediately prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

          SECTION 12. AMENDMENT FEE. In consideration of the agreements of the Lenders contained in this Amendment, the US Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on December 19, 2002, an amendment fee in an amount equal to 0.125% of such Lender's Revolving Loan Commitments and outstanding Term Loans as of such date.

          SECTION 13. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date fast above written when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, each Borrower and the Required Lenders, (b) all fees and expenses required to be paid or reimbursed by the US Borrower under or in connection with this Amendment or the Credit Agreement shall have been paid or reimbursed, as applicable, (c) the definitive forms of the New Holdings Discount Notes Documents shall have been provided to the Administrative Agent and the Administrative Agent shall be reasonably satisfied that such forms conform in all material respects to the terms specified in the definition of the term "INITIAL NEW HOLDINGS DISCOUNT NOTES" and specified in the description attached as Exhibit A to this Amendment and (d) Holdings shall have complied with its agreement under Section 10. The Administrative Agent shall notify each of the US Borrower and Holdings promptly of its satisfaction with the forms of the New Holdings Discount Notes Documents as provided in clause (c) of the foregoing sentence.

          SECTION 14. CREDIT AGREEMENT. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended or modified hereby. This Amendment shall be a Credit Document for all purposes.

          SECTION 15. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 16. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

          SECTION 17. EXPENSES. The US Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          SECTION 18. HEADINGS. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                    SALT HOLDINGS CORPORATION,


                                    by   /s/ Rodney Underdown
                                       -----------------------------------------
                                       Name: Rodney Underdown
                                       Title: VP


                                    COMPASS MINERALS GROUP, INC., as US Borrower


                                    by   /s/ Rodney Underdown
                                       -----------------------------------------
                                       Name: Rodney Underdown
                                       Title: VP


                                    SIFTO CANADA INC., as Canadian Borrower,


                                    by   /s/ Rodney Underdown
                                       -----------------------------------------
                                       Name: Rodney Underdown
                                       Title: VP


                                    SALT UNION LIMITED, as UK Borrower,


                                    by   /s/ Michael E. Ducey
                                       -----------------------------------------
                                       Name: Michael E. Ducey
                                       Title: Director


                                    JPMORGAN CHASE BANK, individually and as Administrative Agent by
                                       -----------------------------------------
                                       Name:
                                       Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                    SALT HOLDINGS CORPORATION,


                                    by
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    COMPASS MINERALS GROUP, INC., as US Borrower


                                    by
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    SIFTO CANADA INC., as Canadian Borrower,


                                    by
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    SALT UNION LIMITED, as UK Borrower,


                                    by
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    JPMORGAN CHASE BANK, individually and as Administrative Agent


                                    by   /s/ Lawrence Palumbo, Jr.
                                       -----------------------------------------
                                       Name: Lawrence Palumbo, Jr.
                                       Title: Voce President

                                    J.P. MORGAN BANK CANADA, as Canadian Agent


                                    by   /s/ Christine Chan
                                       -----------------------------------------
                                       Name: Christine Chan
                                       Title: Vice President


                                    CHASE MANHATTAN INTERNATIONAL LIMITED, as
                                    UK Agent,


                                    by
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    CREDIT SUISSE FIRST BOSTON, individually and as Co-Documentation Agent,


                                    by
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                    individually and as Co-Documentation Agent,


                                    by
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    J.P. MORGAN BANK CANADA, as Canadian Agent


                                    by
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    CHASE MANHATTAN INTERNATIONAL LIMITED, as
                                    UK Agent,


                                    by
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    CREDIT SUISSE FIRST BOSTON, individually and as Co-Documentation Agent,


                                    by   /s/ S. William Fox
                                       -----------------------------------------
                                       Name: S. William Fox
                                       Title: Vice President


                                    by   /s/ Ian W. Nalitt
                                       -----------------------------------------
                                       Name: Ian W. Nalitt
                                       Title: Associate


                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                    individually and as Co-Documentation Agent,


                                    by
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    J.P. MORGAN BANK CANADA, as Canadian Agent


                                    by
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    CHASE MANHATTAN INTERNATIONAL LIMITED, as
                                    UK Agent,


                                    by
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    CREDIT SUISSE FIRST BOSTON, individually and as Co-Documentation Agent,


                                    by
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                    individually and as Co-Documentation Agent,


                                    by   /s/ Alex Averbukh
                                       -----------------------------------------
                                       Name: Alex Averbukh
                                       Title: Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                    Name of Institution:


                                    AIB DEBT MANAGEMENT LTD.


                                    by   /s/ John Farrace
                                       -----------------------------------------
                                       Name: John Farrace
                                       Title: SVP


                                    by   /s/ Rima Terradista
                                       -----------------------------------------
                                       Name: Rima Terradista
                                       Title: SVP

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


        To Approve the Amendment:

                                    Name of Institution:


                                    AIM FLOATING RATE FUND
                                    By: INVESCO Senior Secured Management, Inc.
                                    As Attorney in fact


                                    by   /s/ Thomas H. B. Ewald
                                       -----------------------------------------
                                       Name: Thomas H. B. Ewald
                                       Title: Authorized Signatory

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                    Name of Institution:


                                    ALLIED IRISH BANKS NC


                                    by   /s/ John Farrace
                                       -----------------------------------------
                                       Name: John Farrace
                                       Title: SVP


                                    by   /s/ Rima Terradista
                                       -----------------------------------------
                                       Name: Rima Terradista
                                       Title: SVP

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


        To Approve the Amendment:

                                    Name of Institution:


                                    AMARA-I FINANCE, LTD.
                                    By:  INVESCO Senior Secured Management, Inc.
                                    As Financial Manager


                                    by   /s/ Thomas H. B. Ewald
                                       -----------------------------------------
                                       Name: Thomas H. B. Ewald
                                       Title: Authorized Signatory

ARES III CLO Ltd.

By:   ARES CLO Management LLC,
      Investment Manager


By:     /s/ Seth J. Brufsky
      -------------------------
      Name: Seth J. Brufsky
      Title: Vice President

ARES V CLO Ltd.

By:   Ares CLO Management V, L.P.,
      Investment Manager


By:   Ares CLO GP V, LLC,
      Its Managing Member

By:     /s/ Seth J. Brufsky
      ----------------------------
      Name: Seth J. Brufsky
      Title: Vice President

ARES IV CLO Ltd.

By:   Ares CLO Management IV, L.P.,
      Investment Manager


By:   Ares CLO GP IV, LLC,
      Its Managing Member

By:     /s/ Seth J. Brufsky
      -----------------------------
      Name: Seth J. Brufsky
      Title: Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                    Name of Institution:


                                    AVALON CAPITAL LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor


                                    by   /s/ Thomas H. B. Ewald
                                       -----------------------------------------
                                       Name: Thomas H. B. Ewald
                                       Title: Authorized Signatory

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                    Name of Institution:


                                    AVALON CAPITAL LTD. 2
                                    By:  INVESCO Senior Secured Management, Inc.
                                          As Portfolio Advisor


                                    by   /s/ Thomas H. B. Ewald
                                       -----------------------------------------
                                       Name: Thomas H. B. Ewald
                                       Title: Authorized Signatory

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                       DAVID L. BABSON & COMPANY INC.


                                       In its individual capacity and as
                                       Collateral Manager on behalf of the
                                       investment funds under its management as listed below.

                                       - APEX (IDM) CDO I, Ltd.

                                       - TRYON CLO Ltd. 2000-1


                                       by /s/ William A. Hayes
                                          --------------------------------------
                                          Name: William A. Hayes
                                          Title: Managing Director

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                    Name of Institution:


                                    Ballyrock CDO I Limited


                                    by   /s/ Lisa Rymut
                                       -----------------------------------------
                                       Name: Lisa Rymut
                                       Title: Assistant Treasurer

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                    Name of Institution:


                                    BIG SKY SENIOR LOW FUND, LTD.
                                    By:  EATON VANCE MANAGEMENT AS INVESTMENT
                                    ADVISOR


                                    by   /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       Name: Payson F. Swaffield
                                       Title: Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                    BLACKDIAMOND INTERNATIONAL FUNDING, LTD.


                                    by   /s/ Alan Corkish
                                       -----------------------------------------
                                       Name: Alan Corkish
                                       Title: Director

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                    Name of Institution:


                                    BRYN MAWR CLO, Ltd.
                                    By: Deerfield Capital Management LLC
                                    as its Collateral Manager


                                    by   /s/ Mark E. Wittnebel
                                       -----------------------------------------
                                       Name: Mark E. Wittnebel
                                       Title: Sr. Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                    Name of Institution:


                                    CAISSE DE DEPOT ET PLACEMENT DU QUEBEC


                                    by   /s/ James B. Mcmullan
                                       -----------------------------------------
                                       Name: James B. McMullan
                                       Title: Director

                                    by   /s/ Diane C. Favreau
                                       -----------------------------------------
                                       Name: Diane C. Favreau
                                       Title: Vice-President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                    Name of Institution:


                                    CAPTIVA III FINANCE LTD. (ACCT. 275),
                                    as advised by Pacific Investment Management
                                    Company LLC


                                    by   /s/ David Dyer
                                       -----------------------------------------
                                       Name: David Dyer
                                       Title: Director

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                    Name of Institution:


                                    CAPTIVA IV FINANCE LTD. (ACCT. 1275),
                                    as advised by Pacific Investment Management
                                    Company LLC


                                    by   /s/ David Dyer
                                       -----------------------------------------
                                       Name: David Dyer
                                       Title: Director

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                    Name of Institution:


                                    Carlyle High Yield Partners III, Ltd.


                                    by   /s/ Linda Pace
                                       -----------------------------------------
                                       Name: Linda Pace
                                       Title: Principal

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                    Name of Institution:


                                    Carlyle High Yield Partners IV, Ltd.


                                    by   /s/ Linda Pace
                                       -----------------------------------------
                                       Name: Linda Pace
                                       Title: Principal

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                    Name of Institution:


                                    CERES II FINANCE LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                         As Sub-Management Agent (Financial)


                                    by   /s/ Thomas H. B. Ewald
                                       -----------------------------------------
                                       Name: Thomas H. B. Ewald
                                       Title: Authorized Signatory

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                    Name of Institution:


                                    CHARTER VIEW PORTFOLIO
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Investment Advisor


                                    by   /s/ Thomas H. B. Ewald
                                       -----------------------------------------
                                       Name: Thomas H. B. Ewald
                                       Title: Authorized Signatory

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


        To Approve the Amendment:

                                    Name of Institution:


                                    COSTANTINUS EATON VANCE CDO V, LTD
                                    BY:  EATON VANCE MANAGEMENT AS INVESTMENT
                                         ADVISOR


                                    by   /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       Name: Payson F. Swaffield
                                       Title: Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

     C-SQUARED CDO LTD.
     By: TCW Advisors, Inc., as its
     Portfolio Manager


     By:  /s/ Jonathan R. Insull
          ----------------------
          Name: Jonathan R. Insull
          Title: Managing Director

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                    Name of Institution:


                                    DELANO COMPANY (#274)

                                    By:  Pacific Investment Management Company
                                         LLC, As its Investment Advisor


                                         by   /s/ Mohan V. Phansalkar
                                            ------------------------------------
                                            Name: Mohan V. Phansalkar
                                            Title: Executive Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19, 2002


     To Approve the Amendment:

                                    Name of Institution:


                                    Denali Capital LLC, managing member of DC
                                    Funding Partners, portfolio manager for
                                    DENALI CAPITAL CLO I, LTD, or an affiliate


                                    by   /s/ John P. Thacker
                                       -----------------------------------------
                                       Name: John P. Thacker
                                       Title: Chief Credit Officer

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


        To Approve the Amendment:

                                    Name of Institution:


                                    DEUTSCHE BANK TRUST COMPANY AMERICAS


                                    by   /s/ Marco Orlando
                                       -----------------------------------------
                                       Name: Marco Orlando
                                       Title: Director

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    DIVERSIFIED CREDIT PORTFOLIO LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        as Investment Advisor


                                    by   /s/ Thomas H. B. Ewald
                                       -----------------------------------------
                                       Name: Thomas H. B. Ewald
                                       Title: Authorized Signatory

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    EATON VANCE CDO III, LTD

                                    BY: EATON VANCE MANAGEMENT AS
                                        INVESTMENT ADVISOR


                                    by   /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       Name: Payson F. Swaffield
                                       Title: Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


        To Approve the Amendment:

                                    Name of Institution:


                                    EATON VANCE SENIOR INCOME TRUST

                                    BY: EATON VANCE MANAGEMENT AS
                                        INVESTMENT ADVISOR


                                    by   /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       Name: Payson F. Swaffield
                                       Title:  Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    EATON VANCE INSTITUTIONAL SENIOR LOAN
                                    FUND

                                    BY: EATON VANCE MANAGEMENT AS
                                        INVESTMENT ADVISOR


                                    by   /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       Name: Payson F. Swaffield
                                       Title: Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002

     To Approve the Amendment:

                                    Name of Institution:


                                    Fidelity Advisor Series II:  Fidelity
                                    Advisor Floating Rate High Income Fund


                                    by   /s/ Francis V. Knox Jr.
                                       -----------------------------------------
                                       Name: Francis V. Knox Jr.
                                       Title: Assistant Treasurer

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    by   /s/ Anne Kennelly Kratley
                                       -----------------------------------------
                                       Name: Anne Kennelly Kratley
                                       Title: Manager - Operations

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    GRAYSON & CO.
                                    BY: BOSTON MANAGEMENT AND RESEARCH AS
                                    INVESTMENT ADVISOR


                                    by   /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       Name: Payson F. Swaffield
                                       Title: Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    JISSEKIKUN FUNDING, LTD. (#1288)

                                    By:  Pacific Investment Management Company
                                         LLC,
                                         As its Investment Advisor


                                    by   /s/ Mohan V. Phansalkar
                                       -----------------------------------------
                                       Name: Mohan V. Phansalkar
                                       Title: Executive Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    KATONAH I, LTD.


                                    by   /s/ Ralph Della Rocca
                                       -----------------------------------------
                                       Name: Ralph Della Rocca
                                       Title: Authorized Officer
                                              Katonah Capital, LLC as Manager

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    KATONAH II, LTD.


                                    by   /s/ Ralph Della Rocca
                                       -----------------------------------------
                                       Name: Ralph Della Rocca
                                       Title: Authorized Officer
                                              Katonah Capital, LLC as Manager

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    KATONAH III, LTD.


                                    by   /s/ Ralph Della Rocca
                                       -----------------------------------------
                                       Name: Ralph Della Rocca
                                       Title: Authorized Officer
                                              Katonah Capital, LLC as Manager

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    METROPOLITAN LIFE INSURANCE COMPANY


                                    by   /s/ James R. D
                                       -----------------------------------------
                                       Name: James R. D
                                       Title: Director

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    NATIONWIDE LIFE INSURANCE COMPANY


                                    by   /s/ Thomas S. Leggett
                                       -----------------------------------------
                                       Name: Thomas S. Leggett
                                       Title: Associate Vice President Public
                                              Bonds

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    NATIONWIDE LIFE INSURANCE COMPANY


                                    by   /s/ Thomas S. Leggett
                                       -----------------------------------------
                                       Name:  Thomas S. Leggett
                                       Title: Associate Vice President Public
                                               Bonds

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    NATEXIS BANQUES POPULAIRES


                                    by   /s/ William J. Burke
                                       -----------------------------------------
                                       Name: William J. Burke
                                       Title: Vice President


                                    by   /s/ Michael J. Storms
                                       -----------------------------------------
                                       Name: Michael J. Storms
                                       Title: Associate

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    OAK HILL CREDIT PARTNERS II, LIMITED

                                    By:  Oak Hill CLO Management II, LLC
                                         as Investment Manager


                                    by   /s/ Scott D. Krase
                                       -----------------------------------------
                                       Name: Scott D. Krase
                                       Title: Authorized Signatory

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    OAK HILL CREDIT PARTNERS I, LIMITED

                                    By:  Oak Hill CLO Management I, LLC
                                         as Investment Manager


                                    by   /s/ Scott D. Krase
                                       -----------------------------------------
                                       Name: Scott D. Krase
                                       Title: Authorized Signatory

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    OAK HILL SECURITIES FUND II, L.P.

                                    By:  Oak Hill Securities GenPar II, L.P.
                                         its General Partner


                                    By:  Oak Hill Securities MGP II, Inc.,
                                         its General Partner


                                    by   /s/ Scott D. Krase
                                       -----------------------------------------
                                       Name: Scott D. Krase
                                       Title: Authorized Signatory

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    OAK HILL SECURITIES FUND, L.P.

                                    By:  Oak Hill Securities GenPar, L.P.
                                         its General Partner


                                    By:  Oak Hill Securities MGP, Inc.,
                                         its General Partner


                                    by   /s/ Scott D. Krase
                                       -----------------------------------------
                                       Name: Scott D. Krase
                                       Title: Authorized Signatory

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    OASIS COLLATERALIZED HIGH INCOME
                                    PORTFOLIOS-1 LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Subadvisor

                                    by   /s/ Thomas H. B. Ewald
                                       -----------------------------------------
                                       Name: Thomas H. B. Ewald
                                       Title: Authorized Signatory

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    OXFORD STRATEGIC INCOME FUND

                                    BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR


                                    by   /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       Name: Payson F. Swaffield
                                       Title: Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    PPM SHADOW CREEK FUNDING LLC


                                    by   /s/ Anne E. Morris
                                       -----------------------------------------
                                       Name: Ann E. Morris
                                       Title: Asst. Vice President

                                    PUTNAM DIVERSIFIED INCOME TRUST


                                    by   /s/ Beth Mazer
                                       -----------------------------------------
                                       Name: Beth Mazer
                                       Title: VP

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    ROSEMONT CLO, Ltd.

                                    By:  Deerfield Capital Management LLC
                                         as its Collateral Manager

                                    by   /s/ Mark E. Wittnebel
                                       -----------------------------------------
                                       Name: Mark E. Wittnebel
                                       Title: Sr. Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    Sankaty Advisors, LLC as Collateral
                                    Manager for Race Point CLO, Limited, as
                                    Term Lender


                                    by   /s/ Diane J. Exter
                                       -----------------------------------------
                                       Name: Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    Sankaty High Yield Partners III, L.P.


                                    by   /s/ Diane J. Exter
                                       -----------------------------------------
                                       Name: Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    SENIOR DEBT PORTFOLIO

                                    By:  Boston Management and Research as
                                         Investment Advisor


                                    by   /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       Name: Payson F. Swaffield
                                       Title: Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    SEQUILS-Cumberland I, Ltd.
                                    By: Deerfield Capital Management LLC
                                        as its Collateral Manager

                                    by   /s/ Mark E. Wittnebel
                                       -----------------------------------------
                                       Name: Mark E. Wittnebel
                                       Title: Sr. Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    SEQUILS-LIBERTY, LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                          As Collateral Manager


                                    by   /s/ Thomas H. B. Ewald
                                       -----------------------------------------
                                       Name: Thomas H. B. Ewald
                                       Title: Authorized Signatory

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    SEQUILS-MAGNUM, LTD. (#1280)
                                    By: Pacific Investment Management Company
                                          LLC, as its Investment Advisor

                                    by   /s/ Mohan V. Phansalkar
                                       -----------------------------------------
                                       Name: Mohan V. Phansalkar
                                       Title: Executive Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

                                    Name of Institution:


                                    The Sumitomo Trust & Banking Co., Ltd.,
                                    New York Branch


                                    by   /s/ Elizabeth A. Quirk
                                       -----------------------------------------
                                       Name: Elizabeth A. Quirk
                                       Title: Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


     To Approve the Amendment:

SIGNATURE BLOCK

        TCW SELECT LOAN FUND, LIMITE

        By:  TCW Advisors, Inc. as is
             Collateral Manager

        By:  /s/ Jonathan R. Insull
             ----------------------
             Name:  Jonathan R. Insul
             Title: Managing Directo

        By:  /s/ William Brennan
             -------------------
             Name:  William Brennan
             Title: Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


        To Approve the Amendment:

                                    Name of Institution:


                                    TEXTRON FINANCIAL CORPORATION


                                    by   /s/ Matthew J. Coigan
                                       -----------------------------------------
                                       Name: Matthew J. Coigen
                                       Title: Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


        To Approve the Amendment:

                                    Name of Institution:


                                    TORONTO DOMINION (NEW YORK), INC.


                                    by   /s/ Stacey L. Malek
                                       -----------------------------------------
                                       Name: Stacey L. Malek
                                       Title: Vice President

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002


                                       To Approve the Amendment:


                                       CITIGROUP INVESTMENTS
                                       CORPORATE LOAN FUND INC.


                                       BY TRAVELERS ASSET MANAGEMENT
                                       INTERNATIONAL COMPANY, LLC


                                       By    /s/ Robert M. Mills
                                          -------------------------------------
                                          Name:  Robert M. Mills
                                          Title: Investment Officer

                                       SIGNATURE PAGE TO THE AMENDMENT TO
                                       COMPASS MINERALS GROUP, INC. CREDIT
                                       AGREEMENT, DATED AS OF DECEMBER 19,
                                       2002

     To Approve the Amendment:

                                    Name of Institution:


                                    Wrigley CDO, Ltd. (#1285)
                                    By:   Pacific Investment Management Company
                                            LLC, as its Investment Advisor


                                    by   /s/ Mohan V. Phansalkar
                                       -----------------------------------------
                                       Name: Mohan V. Phansalkar
                                       Title: Executive Vice President